Exhibit 10.1

SETTLEMENT AGREEMENT AND RELEASE

THIS SETTLEMENT AGREEMENT AND RELEASE (the “Agreement”), is entered into this 29th day of January 2015, by and between High Plains A&M, LLC, a Colorado limited liability company (“High Plains”), Pure Cycle Corporation, a Colorado corporation (“Pure Cycle”), and PCY Holdings, LLC (“PCY”).  High Plains, Pure Cycle and PCY may be referred to herein separately as a “Party”, and together as the “Parties.”

RECITALS

A.           High Plains and Pure Cycle are parties to that certain Asset Purchase Agreement, entered into effective May 10, 2006 (the “APA”).  The transaction contemplated by the Parties under the APA (the “APA Transaction”) closed on August 31, 2006.

B.           Beginning in late 2011 and early 2012, various disputes arose between the Parties related to the APA Transaction, and the disputes resulted in the filing of various lawsuits – by and against High Plains, Pure Cycle, and PCY (which is an affiliate of Pure Cycle).  The lawsuits include the following:

1)           High Plains A&M, LLC v. Pure Cycle Corporation, Colorado District Court for the City and County of Denver (“Denver County District Court”), Case No. 2012CV1246, filed on February 27, 2012, which lawsuit was settled by the Parties on or about September 29, 2014;

2)           High Plains A&M, LLC v. Peggy Fritz, as the Public Trustee for the County of Bent, Colorado, and PCY Holdings, LLC, Colorado Court of Appeals, Case No. 2014CA00010 (on appeal from the Bent County District Court, Case No. 2013CV30041, filed on September 16, 2013) (the “Redemption Action”);

3)           PCY Holdings, LLC v. High Plains A&M, LLC, Bent County District Court, Case No. 2013CV30053, filed on December 23, 2013 (the “Lien Action”);

4)           Pure Cycle Corporation v. High Plains A&M, LLC, Denver County District Court, Case No. 2014CV31595, filed on April 4, 2014 (the “Deficiency Action”); and

5)           Donald L. Spady v. High Plains A&M, LLC; Community Banks of Colorado, a division of NBH Bank, N.A.; Bent County Public Trustee, Peggy Fritz; Pure Cycle Corporation; and all Unknown Persons Who Claim Any Interest in the Subject Matter of this Action, Bent County, District Court, Case No. 2014CV30019, filed on July 17, 2014 (the “Foreclosure Action”).  PCY was substituted as the plaintiff in the Foreclosure Action on October 10, 2014.

C.           Each Party has disputed the claims asserted against it by the other Party or Parties in the above specified Actions.

D.           The Parties have agreed to resolve the Redemption Action, the Lien Action, the Deficiency Action, the Foreclosure Action, and all other claims and disputes among them, whether asserted or unasserted to date.  The Parties wish to enter into this Agreement in order to memorialize their agreements in connection with (i) the resolution and dismissal of the Redemption, Lien and Deficiency Actions, (ii) the resolution and dismissal of the Foreclosure Action with respect to all claims among the Parties, and (iii) their global settlement of all other claims and disputes as among them.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, High Plains, Pure Cycle and PCY agree as follows:

1.           High Plains Stock.

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1.1           Removal of Restrictions and Issuance of Certificate.  Concurrent with the execution and delivery of this Agreement, High Plains will deliver, or cause to be delivered, to Pure Cycle’s corporate counsel, Davis Graham & Stubbs LLP (“DGS”), a shareholder representation letter in the form attached hereto as Exhibit 10.  On or before January 30, 2015, (i) Pure Cycle shall cause DGS to deliver a legal opinion to Pure Cycle’s transfer agent Broadridge Corporate Issuer Services, Inc. (“Broadridge”) authorizing Broadridge to remove the restrictive legend from 750,000 shares of the common stock, par value 1/3 of $.01 per share, of Pure Cycle owned by High Plains (the “Pure Cycle Shares”) and (ii) High Plains shall deliver such forms and documents as may be required of it by Broadridge requesting Broadridge to deliver to High Plains an unrestricted certificate in the name of High Plains representing 300,000 of the Pure Cycle Shares (the “Transferred Stock”).

1.2           High Plains’ Delivery of Transferred Stock.  Within three (3) business days upon receipt of the Transferred Stock by High Plains (the “Delivery Date”), High Plains will deliver the Transferred Stock to DGS, Attention: Wanda J. Abel.

(a)           High Plains represents that on the date hereof it is, and on the Delivery Date it will be, the record and beneficial owner of the Transferred Stock free and clear of all liens, encumbrances, equities and claims other than the claims of Pure Cycle.

(b)           On or before the Delivery Date, High Plains shall complete all letters, forms and other documents required by Pure Cycle or any broker selected by Pure Cycle to cause the Transferred Stock to be sold on High Plains’ behalf, including, but not limited to, (i) a notice of proposed sale of securities on Form 144 and (ii) a United States Treasury Department Form W-9.

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(c)           As of the Effective Date, High Plains hereby authorizes Pure Cycle to receive all proceeds from any sale of the Transferred Stock net only of any commission owed to a selling broker of the Transferred Stock.

(d)           High Plains shall be responsible for paying all stock transfer taxes or other taxes that are required to be paid in connection with the sale of the Transferred Stock on or before the date of the sale.

(e)           High Plains understands that any federal, state and local taxes related to any gain on the sale of the Transferred Stock shall be solely High Plains’ responsibility.

2.           Effective Date.  This Agreement shall be binding on the date it is fully executed and delivered by the Parties.  The “Effective Date” shall be the date on which High Plains delivers the Transferred Stock and other documentation required by Section 1, as verified by DGS in a written communication (including email) to the Parties.  If the Transferred Stock and all other documentation required by Section 1 are not delivered by High Plains to DGS by the Delivery Date, this Agreement and the releases contained herein will be null and void.

3.           Dismissal of Actions.

3.1           Dismissal of Redemption, Lien and Deficiency Actions.  Immediately following the Effective Date, the Parties will cause the Redemption Action, the Lien Action, and the Deficiency Action to be dismissed with prejudice, with each Party to pay its own attorneys’ fees and costs, pursuant to stipulations and joint motions in the forms attached hereto as Exhibits 1, 2, 3 and 4.

3.2           Dismissal of High Plains from Foreclosure Action.  Immediately following the Effective Date, the Parties will cause the Foreclosure Action to be dismissed with prejudice only with respect to claims among the Parties, not with respect to any other claims, with each Party to pay its own attorneys’ fees and costs, pursuant to a stipulation of dismissal in the form attached hereto as Exhibit 5.

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4.           Closing Documents.

4.1           Concurrent with the execution and delivery of this Agreement, High Plains will deliver, or cause to be delivered, the following items to RJB Lawyer, LLC, to be held in trust for distribution to Pure Cycle on the Effective Date:

(a)           A stock power in blank duly signed by High Plains assigning all of its right, title and interest to the Transferred Stock;

(b)           Executed notices of withdrawal of lis pendens, in the form attached hereto as Exhibit 6, for each of Farms 24, 34, 35 and 38 (and any other farms on which High Plains filed a lis pendens) for PCY’s recordation and filing with the Bent County, Colorado, Clerk and Recorder’s office (the “Bent County Clerk”);

(c)           The Deed of Trust Releases (as defined in Section 5.3);

(d)           The original Pure Cycle Pledge Agreements (as defined in Section 5.1);

(e)           An executed mineral deed, substantially in the form attached hereto as Exhibit 7, for each farm listed on Schedule 2.1(b) to the APA other than Farm 103A and the farms consisting exclusively of water rights (the “Mineral Deeds”);

(f)           An executed water deed, substantially in the form attached hereto as Exhibit 8, for Farms 15, 50, 63, 85, 103B, 110, 117 and 132;

(g)           An executed special warranty deed conveying from SW Lamar, LLC, to Pure Cycle Corporation 74.76 acres of non-irrigated land covered by a deed of trust dated July 5, 2002, issued for the benefit of Tommy L. Allard and Mary K. Allard and recorded on July 5, 2002, with the Bent County Clerk at Reception Number 20020930 associated with Farm 1;

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(h)           An executed assignment separate from certificate conveying 45 shares of the Lower Arkansas Water Management Association associated with Farm 6 from High Plains to Pure Cycle;

(i)           An executed assignment separate from certificate conveying 100.8 shares of the Fort Lyon Canal Company (“FLCC”) represented by certificate number 9509 associated with Farm 28 from High Plains to Pure Cycle;

(j)           The following documents related to Farm 37:

(i)           an Assignment of Deed of Trust and Promissory Note (the “Assignment of Deed of Trust”) executed by Colorado East Bank & Trust (“Bank”) and in a form suitable for recording with the Bent County Clerk, assigning all of Bank’s right, title and interest in and to the loan documents listed on Exhibit 9 hereto (the “Loan Documents”) and the obligations, rights, revenues and collateral described therein to Aggregator, LLC, a Colorado limited liability company (“Aggregator”);

(ii)           the original Farm 37 Deed of Trust (as defined on Exhibit 9);

(iii)           the original Note (as defined on Exhibit 9) with all assignments and allonges attached, if any;

(iv)           the certificates representing the FLCC shares securing the Note;

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(v)           the certificates, if any, representing any water, ditch, well, pipeline, spring, or reservoir right appurtenant to the real property subject to the Farm 37 Deed of Trust;

(vi)           a Request for Full Release of Deed of Trust and Release by Holder for the Farm 37 Deed of Trust executed by Aggregator (the “Release”); and

(vii)           such additional assignments, releases, or other instruments as necessary to document that record title to the Loan Documents is in the name of Aggregator so that the Assignment of Deed of Trust will sufficiently transfer title to the Loan Documents to Aggregator and the Release will fully release the Note and Farm 37 Deed of Trust when recorded with the Bent County Clerk.

(k)           The following documents related to Farm 62:

(i)           an executed assignment separate from certificate conveying, free and clear of all liens, 30 shares of the FLCC represented by Certificate No. 9821 associated with Farm 62 from SW Lamar, LLC, to Pure Cycle;

(ii)           original FLCC Certificate No. 9821;

(iii)           an executed assignment separate from certificate conveying 30 shares, free and clear of all liens, of The Wheat Ridge Mutual Lateral Ditch Company (“The Wheat Ridge Lateral”) associated with Farm 62 from SW Lamar, LLC, to Pure Cycle;

(iv)           an original certificate representing 30 shares of the Wheat Ridge Lateral issued to SW Lamar, LLC.

(l)           An executed assignment separate from certificate conveying 230 shares of The Wheat Ridge Lateral associated with Farm 118 from High Plains to Pure Cycle;

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(m)           The following documents related to Farm 141:

(i)           an executed assignment separate from certificate conveying 224 shares of The Wheat Ridge Lateral associated with Farm 141 from H. Hunter White, III to High Plains; and

(ii)           an executed assignment separate from certificate conveying 224 shares of The Wheat Ridge Lateral associated with Farm 141 from High Plains to Pure Cycle.

5.           Release of Tap Participation Fee.

5.1           Tap Participation Fee.  The APA provided for the payment by Pure Cycle to High Plains of the “Tap Participation Fee” (as defined in the APA).  As security for Pure Cycle’s obligations with respect to the Tap Participation Fee, Pure Cycle and High Plains entered into three Combination Deeds of Trust and Pledge and Security Agreements (the “Pure Cycle Pledge Agreements”), one for each county in which the “Assets” (as defined in the APA) were located.  A UCC financing statement was recorded in the UCC records of the Colorado Secretary of State to perfect the security interest created by the Pure Cycle Pledge Agreements.  Additionally, the Pure Cycle Pledge Agreements were recorded with the Public Trustees of Bent, Otero and Prowers Counties creating a lien for the benefit of High Plains on the Assets described in Schedule 1 to each Pure Cycle Pledge Agreement.  Among the claims and disputes the Parties wish to settle with this Agreement are all claims related to or arising out of the Tap Participation Fee, including, but not limited to, any claims related to rights to payment of the Tap Participation Fee or forfeitures of the right to receive future Tap Participation fees.  Therefore, in addition to the general releases set forth in Sections 6 and 7 hereof, the Parties make the following agreements with respect to the Tap Participation Fee.

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5.2           UCC Terminations.  As of the Effective Date, High Plains hereby authorizes Pure Cycle to file an amendment terminating the following UCC financing statement recorded in the office of the Colorado Secretary of State:

Document No. 20082032626, which was continued by Document No. 20132022442.

5.3           Release of Deeds of Trust.  High Plains will deliver, for PCY’s recordation and filing, an executed Request for Full Release of Deed of Trust and Release by Holder for each of the following along with the original Pure Cycle Pledge Agreements:

(a)           Pure Cycle Pledge Agreement filed with the Bent County Clerk at Reception No. 20061210;

(b)           Pure Cycle Pledge Agreement filed with the Otero County, Colorado, Clerk and Recorder’s Office at Reception No. 611698; and

(c)           Pure Cycle Pledge Agreement filed with the Prowers County, Colorado, Clerk and Recorder’s Office at Reception No. 512514 (collectively, the “Deed of Trust Releases”).

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6.           General Release by High Plains of Pure Cycle and PCY.  High Plains, for and on behalf of itself and those claiming by, through, or under it, including its member and manager Harold Hunter White, III (“White”) (collectively, the “High Plains Releasors”), does hereby unconditionally and fully release and forever discharge Pure Cycle and PCY, and each of their affiliates, subsidiaries, parents, direct or indirect owners, managers, officers, security-holders, members, directors, employees, agents, and other representatives, past, present and future, and their respective heirs, successors and assigns (collectively, the “Pure Cycle Released Parties”), from any and all past, present and future claims, defenses, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action, of any and every nature whatsoever, whether known or unknown, suspected or unsuspected, contingent or matured, accrued or unaccrued, concealed, latent or patent, direct or indirect, whether at law, by statute or in equity, in contract or in tort, and whether or not the economic effects of such alleged matters arise or are discovered in the future, that each of the High Plains Releasors has, had, or may have (or claim to have) against any of the Pure Cycle Released Parties, including but not limited to claims that were or could have been based on (a) the APA or APA Transaction, including claims that were or could have been based on the Tap Participation Fee; (b) the agreements, transactions, communications, and events that are the basis of the Parties’ claims, counterclaims and defenses asserted in the Redemption Action, the Lien Action, the Deficiency Action and Foreclosure Action; (c) the foreclosures and the properties that were or are the subject of foreclosures undertaken by PCY and High Plains’ claims to mineral interests therein and to a statutory rights of redemption thereto; (d) any right or interest in tap participation fees under the APA or otherwise; and (e) any of Pure Cycle’s filings with the Securities and Exchange Commission or any other regulatory agency, or any of Pure Cycle’s other public filings and statements, made as of and prior to the Effective Date.  The release contained in this Section 6 shall not release any claim for breach of this Agreement.

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7.           General Release by Pure Cycle and PCY of High Plains.  Pure Cycle and PCY, for and on behalf of themselves and those claiming by, through, or under it (collectively, the “Pure Cycle Releasors”), do hereby unconditionally and fully release and forever discharge High Plains, and each of their affiliates, subsidiaries, parents, direct or indirect owners, managers (including White), officers, security-holders, members, directors, employees, agents, and other representatives, past, present and future, and their respective heirs, successors and assigns (collectively, the “High Plains Released Parties”), from any and all past, present and future claims, defenses, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action, of any and every nature whatsoever, whether known or unknown, suspected or unsuspected, contingent or matured, accrued or unaccrued, concealed, latent or patent, direct or indirect, whether at law, by statute or in equity, in contract or in tort, and whether or not the economic effects of such alleged matters arise or are discovered in the future, that each of the Pure Cycle Releasors has, had, or may have (or claim to have) against any of the High Plains Released Parties, including but not limited to claims that were or could have been based on (a) the APA or APA Transaction; (b) the agreements, transactions, communications, and events that are the basis of the Parties’ claims, counterclaims and defenses asserted in the Redemption Action, the Lien Action, the Deficiency Action and the Foreclosure Action; and (c) the property foreclosures undertaken by PCY.  The release contained in this Section 7 shall not release in any way any claim for breach of this Agreement.

8.           Lost Stock Certificate.  High Plains owns the 750,000 Pure Cycle Shares which were originally represented by Certificate No. 35572, which certificate was lost or misplaced (the “Lost Certificate”).  In order to have the certificate reissued, Broadridge required High Plains to purchase an indemnity bond (the “Indemnity Bond”) to protect Broadridge from any loss or liability it may incur as a result of issuing a replacement certificate.  Pure Cycle agrees to cooperate with High Plains and provide such assistance as is reasonably requested by High Plains in seeking a waiver by Broadridge of the requirement of the Indemnity Bond and/or in obtaining a refund of the purchase price paid by High Plains for the Indemnity Bond; provided, however, that Pure Cycle shall not be obligated by this Agreement to accept or incur any liability for the Lost Certificate or to bear any expenses, other than the ordinary general and administrative expenses of its employees, in providing such cooperation and assistance.

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9.           Further Assurances.  From time to time after the Effective Date, High Plains shall execute all such instruments as Pure Cycle or PCY shall reasonably request in order to effectively convey and transfer the Assets and the Mineral Rights to Pure Cycle or PCY, as applicable.

10.           Agreement to Cooperate.  The Parties shall cooperate reasonably and in good faith in executing, filing and recording any document, providing any information, or performing any other actions reasonably required to effect the intent of this Agreement, including, but not limited to, releasing any notice of lis pendens.

11.           Compromise of Disputed Claims.  It is expressly understood and agreed that the terms of this Agreement are contractual in nature and not mere recitals; that the agreements contained herein are to compromise doubtful and disputed claims; and that no releases given shall be construed or considered an admission of liability by any Party.  This Agreement is being entered into to avoid further litigation and any further dispute or claims and to buy peace to the extent described herein.  Each Party specifically denies any liability, fault, responsibility, or wrongdoing, and no past or present liability, fault, responsibility or wrongdoing on its part shall be implied by the negotiation of, entry into, or terms of this Agreement.

12.           Attorneys’ Fees and Costs.  Each Party shall bear its own costs and attorneys’ fees incurred prior to the Effective Date, including but not limited to attorneys’ fees and costs incurred in connection with the Redemption Action, the Lien Action, the Deficiency Action, the Foreclosure Action, any foreclosure undertaken by PCY, and any other attorneys’ fees and costs incurred by each Party relative to the Parties’ disputes.  In connection with any litigation, arbitration, or other proceeding brought to enforce the terms of this Agreement, the prevailing Party shall be entitled to recover from the non-prevailing Party or Parties its reasonable attorneys’ fees and costs, through and including any appeal or post-judgment proceeding.

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13.           Representation of Counsel.  Each Party hereby acknowledges and agrees that it has read this Agreement; has consulted with independent legal counsel before executing this Agreement; has had such independent legal counsel explain the meaning and effect of this Agreement; and has relied on its own judgment in executing this Agreement with full knowledge of the meaning and effect thereof.

14.           Governing Law.  This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement, shall be governed by and construed in accordance with the laws of State of Colorado applicable to contracts made and performed in such State without giving effect to any choice or conflict of law provision or rule (whether of State  of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than State of Colorado.

15.           Submission to Jurisdiction.  The Parties irrevocably submit to the exclusive jurisdiction of any federal or state court located within the County of Denver, Colorado over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each Party irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts.  The Parties irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each Party agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

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16.           Construction.  The Parties have participated jointly in the negotiation and preparation of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party hereto by virtue of the authorship of any of the provisions herein.

17.           Amendments and Waivers.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties.  No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.  No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by applicable law.

18.           Severability.  If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable.

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19.           Headings and Titles. The headings and titles in this Agreement are for convenience only and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision herein.

20.           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.  Signatures delivered by facsimile and email as electronic files shall be deemed effective as originals.

21.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of High Plains, Pure Cycle and PCY, and their respective representatives, designees, successors and assigns.  Each of the Pure Cycle Released Parties and the High Plains Released Parties is an intended beneficiary of this Agreement and is and shall be expressly entitled to enforce this Agreement in so far as it operates in its favor, including by injunctive or other equitable relief or other means, as appropriate.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first set forth above.

HIGH PLAINS A&M, LLC

By: /s/ H. Hunter White, III
Name: H. Hunter White, III
Title: Manager

PURE CYCLE CORPORATION

By: /s/ Mark W. Harding
Name: Mark W. Harding
Title: President

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PCY HOLDINGS, LLC

By: Pure Cycle Corporation
Title: Member

By: /s/ Mark W. Harding
Name: Mark W. Harding
Title: President

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LIST OF EXHIBITS

Exhibit 1 – Redemption Action Joint Motion to Dismiss and Form of Order (13CV30041)

Exhibit 2 – Redemption Action Court of Appeals Joint Motion to Dismiss (14CA00010)

Exhibit 3 – Lien Action Joint Motion to Dismiss and Form of Order (13CV30053)

Exhibit 4 – Deficiency Action Joint Motion to Dismiss and Form of Order (14CV31595)

Exhibit 5 – Foreclosure Action Stipulation of Dismissal

Exhibit 6 – Notice of Withdrawal of Lis Pendens

Exhibit 7 – Form of Mineral Deed

Exhibit 8 – Form of Water Deed

Exhibit 9 – Loan Documents

Exhibit 10 – Shareholder Representation Letter

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Exhibit 1

Redemption Action Joint Motion to Dismiss and Form of Order (13CV30041)

DISTRICT COURT, COUNTY OF BENT, COLORADO Court Address: 725 Bent Avenue Las Animas, CO 81054 Telephone: (719) 456-1353

Plaintiffs:  HIGH PLAINS A&M, LLC, a Colorado limited liability company

vs.

Defendants:  Peggy Fritz, as the Public Trustee for the County of Bent, Colorado; PCY Holdings, LLC, a Colorado limited liability company.

Attorneys for High Plains A&M, LLC:
Daniel D. Williams (#38445)
Bradford E. Dempsey (#30160)
Brandan K. Oliver (#42860)
FAEGRE BAKER DANIELS LLP
1700 Lincoln Street, Suite 3200
Denver, Colorado 80203
Phone No: (303) 607-3500
Fax No: (303) 607-3600
E-Mail:  dan.williams@faegrebd.com
       brad.dempsey@faegrebd.com
       brandan.oliver@faegrebd.com

Attorneys for PCY Holdings, LLC:
SENN VISCIANO CANGES P.C.
Frank W. Visciano, #7274
Devin N. Visciano, #45216
1700 Lincoln St., #4500
Denver, CO 80203
Phone: 303-298-1122
Email: fvisciano@sennlaw.com; dvisciano@sennlaw.com

DAVIS GRAHAM & STUBBS LLP
Thomas C. Bell, #17717
1550 Seventeenth Street, Suite 500
Denver, CO  80202
Phone:  303-892-9400
tom.bell@dgslaw.com

▲COURT USE ONLY▲ ___________________ Case No.: 13CV030041 Division: B
JOINT MOTION TO DISMISS WITH PREJUDICE PURSUANT TO C.R.C.P. 41(a)

Plaintiff High Plains A&M, LLC and Defendant PCY Holdings, LLC, by their respective undersigned counsel, jointly move the Court, pursuant to Colo.R.Civ.P. 41(a), for an Order dismissing this action, and all claims and counterclaims asserted therein, with prejudice, with each party to pay its own attorneys’ fees and costs.  In support of this joint motion, the parties state:

1.           The parties have entered into a settlement agreement by which they have resolved all of the claims and counterclaims asserted in this action.

WHEREFORE, the parties respectfully request that the Court enter an Order dismissing this action, and all claims and counterclaims asserted herein, with prejudice, with each party to pay its own attorneys’ fees and costs.

A proposed Order is attached.

Dated:  January ____, 2015.

FAEGRE BAKER DANIELS LLP

s/ Daniel D. Williams
Daniel D. Williams, #38445
Bradford E. Dempsey, #30160
Brandan K. Oliver, # 42860
Attorneys for Plaintiff High Plains A&M, LLC

SENN VISCIANO CANGES P.C.

s/ Frank W. Visciano [Orig. Sign. on File]
Frank W. Visciano, #7274
Devin N. Visciano, #45216
Attorneys for Defendant PCY Holdings, LLC

DAVIS GRAHAM & STUBBS LLP
Thomas C. Bell, #17717
Attorneys for Defendant PCY Holdings, LLC

Exhibit 2

Redemption Action Court of Appeals Joint Motion to Dismiss (14CA00010)

COURT OF APPEALS, STATE OF COLORADO

2 East 14th Ave.
Denver, CO  80203

APPEAL FROM THE DISTRICT COURT,
16th JUDICIAL DISTRICT, BENT COUNTY, COLORADO
The Honorable Michael Andrew Schiferl
Case No. 2013CV30041, Division B

Appellant-Plaintiff:
HIGH PLAINS A&M, LLC, a Colorado limited liability company

vs.

Appellee-Defendants:
PEGGY FRITZ, as the Public Trustee for the County of Bent, Colorado; PCY HOLDINGS, LLC, a Colorado limited liability company.

Attorneys for Appellant-Plaintiff High Plains A&M, LLC:
Daniel D. Williams (#38445)
Bradford E. Dempsey (#30160)
Brandan K. Oliver (#42860)
FAEGRE BAKER DANIELS LLP
1700 Lincoln Street, Suite 3200
Denver, Colorado 80203
Phone No: (303) 607-3500
Fax No: (303) 607-3600
E-Mail:  dan.williams@faegrebd.com
       brad.dempsey@faegrebd.com
       brandan.oliver@faegrebd.com

▲COURT USE ONLY▲ ___________________ Case No.: 2014CA00010

Attorneys for Appellee-Defendant PCY Holdings, LLC:
SENN VISCIANO CANGES P.C.
Frank W. Visciano, #7274
Devin N. Visciano, #45216
Charles Fuller, #43923
1700 Lincoln St., #4500
Denver, CO 80203
Phone: 303-298-1122
fvisciano@sennlaw.com; dvisciano@sennlaw.com

Attorneys for Appellee-Defendant PCY Holdings, LLC: DAVIS GRAHAM & STUBBS LLP Thomas C. Bell, #17717 1550 Seventeenth Street, Suite 500 Denver, CO 80202 Phone: 303-892-9400 tom.bell@dgslaw.com
JOINT MOTION TO DISMISS WITH PREJUDICE PURSUANT TO C.A.R. 42(b)

Appellant-Plaintiff High Plains A&M, LLC and Appellee-Defendant PCY Holdings, LLC, by their respective undersigned counsel, jointly move the Court, pursuant to C.A.R. 42(b), for an Order dismissing this appeal, with each party to pay its own attorneys’ fees and costs.  In support of this joint motion, the parties state:

1.           The parties have entered into a settlement agreement by which they have resolved all of the claims and counterclaims asserted in the underlying action and this appeal.

WHEREFORE, the parties respectfully request that the Court enter an Order dismissing this appeal, with each party to pay its own attorneys’ fees and costs.

Dated:  January ____, 2015.

FAEGRE BAKER DANIELS LLP

s/ Daniel D. Williams
Daniel D. Williams, #38445
Bradford E. Dempsey, #30160
Brandan K. Oliver, # 42860
Attorneys for Appellant-Plaintiff High Plains A&M, LLC

SENN VISCIANO CANGES P.C.

s/ Frank W. Visciano [Orig. Sign. on File]
Frank W. Visciano, #7274
Devin N. Visciano, #45216

DAVIS GRAHAM & STUBBS LLP
Thomas C. Bell, #17717
Attorneys for Appellee-Defendant PCY Holdings, LLC

Exhibit 3

Lien Action Joint Motion to Dismiss (13CV30053)

DISTRICT COURT, COUNTY OF BENT, COLORADO Court Address: 725 Bent Avenue Las Animas, CO 81054 Telephone: (719) 456-1353
Petitioner: PCY Holdings, LLC, a Colorado limited liability company. vs. Respondent: HIGH PLAINS A&M, LLC, a Colorado limited liability company

Co-Counsel for Petitioner, PCY Holdings, LLC:
SENN VISCIANO CANGES P.C.
Frank W. Visciano, #7274
Devin N. Visciano, #45216
1700 Lincoln St., #4500
Denver, CO 80203
Phone: 303-298-1122
fvisciano@sennlaw.com; dvisciano@sennlaw.com

Co-Counsel for Petitioner, PCY Holdings, LLC:
DAVIS GRAHAM & STUBBS LLP
Thomas C. Bell, #17717
1550 Seventeenth Street, Suite 500
Denver, CO  80202
Phone:  303-892-9400
tom.bell@dgslaw.com

Attorneys for Respondent, High Plains A&M, LLC:
Daniel D. Williams (#38445)
Bradford E. Dempsey (#30160)
Brandan K. Oliver (#42860)
FAEGRE BAKER DANIELS LLP
1700 Lincoln Street, Suite 3200
Denver, Colorado 80203
Phone No: (303) 607-3500
E-Mail: dan.williams@faegrebd.com; brad.dempsey@faegrebd.com;
brandan.oliver@faegrebd.com

▲COURT USE ONLY▲ ___________________ Case No.: 13CV030053 Division: B
JOINT MOTION TO DISMISS WITH PREJUDICE PURSUANT TO C.R.C.P. 41(a)

Petitioner Defendant PCY Holdings, LLC and Respondent High Plains A&M, LLC and , by their respective undersigned counsel, jointly move the Court, pursuant to Colo.R.Civ.P. 41(a), for an Order dismissing this action, and all claims and counterclaims asserted therein, with prejudice, with each party to pay its own attorneys’ fees and costs.  In support of this joint motion, the parties state:

1.           The parties have entered into a settlement agreement by which they have resolved all of the claims and counterclaims asserted in this action.

WHEREFORE, the parties respectfully request that the Court enter an Order dismissing this action, and all claims and counterclaims asserted herein, with prejudice, with each party to pay its own attorneys’ fees and costs.

A proposed Order is attached.

Dated:  January ____, 2015.

SENN VISCIANO CANGES P.C.

s/ Frank W. Visciano [Orig. Sign. on File]
Frank W. Visciano, #7274
Devin N. Visciano, #45216
Attorneys for Petitioner PCY Holdings, LLC

DAVIS GRAHAM & STUBBS LLP
Thomas C. Bell, #17717
Attorneys for Petitioner PCY Holdings, LLC

FAEGRE BAKER DANIELS LLP
s/ Daniel D. Williams
Daniel D. Williams, #38445
Bradford E. Dempsey, #30160
Brandan K. Oliver, # 42860
Attorneys for Respondent High Plains A&M, LLC

Exhibit 4

Deficiency Action Joint Motion to Dismiss and Form of Order (14CV31595)

DISTRICT COURT, CITY AND COUNTY OF DENVER, COLORADO Court Address: Denver City and County Building 1437 Bannock St. Denver, Colorado 80202
Plaintiffs: PURE CYCLE CORPORATION, a Colorado corporation, vs. Defendants: HIGH PLAINS A&M, LLC, a Colorado limited liability company.

Attorneys for Plaintiff Pure Cycle Corporation:

SENN VISCIANO CANGES P.C.
Frank W. Visciano, #7274
Devin N. Visciano, #45216
1700 Lincoln St., #4500
Denver, CO 80203
Phone: 303-298-1122
fvisciano@sennlaw.com; dvisciano@sennlaw.com

DAVIS GRAHAM & STUBBS LLP
Thomas C. Bell, #17717
1550 Seventeenth Street, Suite 500
Denver, CO  80202
Phone:  303-892-9400
Tom.bell@dgslaw.com

Attorneys for Defendant High Plains A&M, LLC:

CLANAHAN BECK & BEAN, P.C.
Russell Bean, #15889
1873 S. Bellaire St., Suite 1401
Denver, CO 80222-4359
Phone:  (303) 893-2300
rbean@clanahanbeckbean.com

RJB LAWYER, LLC
Robert J. Bruce, #17742
1543 Champa, Suite 400
Denver, CO  80202
Phone:  (303) 573-5498
bobbruce@rjblawyerllc.com

▲COURT USE ONLY▲ ___________________ Case No.: 2014CV31595 Courtroom: 409
JOINT MOTION TO DISMISS WITH PREJUDICE PURSUANT TO C.R.C.P. 41(a)

Plaintiff Pure Cycle Corporation, and Defendant High Plains A&M, LLC, by their respective undersigned counsel, jointly move the Court, pursuant to Colo.R.Civ.P. 41(a), for an Order dismissing this action, and all claims and counterclaims asserted therein, with prejudice, with each party to pay its own attorneys’ fees and costs.  In support of this joint motion, the parties state:

1.           The parties have entered into a settlement agreement by which they have resolved all of the claims and counterclaims asserted in this action.

WHEREFORE, the parties respectfully request that the Court enter an Order dismissing this action, and all claims and counterclaims asserted herein, with prejudice, with each party to pay its own attorneys’ fees and costs.

A proposed Order is attached.

Dated:  January ____, 2015.

SENN VISCIANO CANGES P.C.

s/Frank W. Visciano [Orig.Sign.on File]
Frank W. Visciano, #7274
Devin N. Visciano, #45216

DAVIS GRAHAM & STUBBS LLP
Thomas C. Bell, #17717
Co-Counsel for Plaintiff Pure Cycle Corporation

CLANAHAN BECK & BEAN, PC
s/ Russell Bean
Russell Bean, #15889

s/ Robert J. Bruce
Robert J. Bruce, #15889
Co-Counsel for Defendant High Plains A&M, LLC

DISTRICT COURT, CITY AND COUNTY OF DENVER, COLORADO Court Address: Denver City and County Building 1437 Bannock St. Denver, Colorado 80202
Plaintiffs: PURE CYCLE CORPORATION, a Colorado corporation, vs. Defendants: HIGH PLAINS A&M, LLC, a Colorado limited liability company.	▲COURT USE ONLY▲ ___________________ Case No.: 2014CV31595 Courtroom: 409
ORDER DISMISSING WITH PREJUDICE PURSUANT TO C.R.C.P. 41(b)

THE COURT, having reviewed the parties’ January ____, 2015 Joint Motion to Dismiss With Prejudice Pursuant to C.R.C.P. 41(b), and being fully advised of the premises, Orders the following:

1.             This action, and all claims and counterclaims asserted therein, are dismissed with prejudice, with each party to pay its own attorneys’ fees and costs.

DATED: ______________________________________, 2015.

BY THE COURT

___________________________

District Court Judge

Exhibit 5

Foreclosure Action Stipulation of Dismissal

BENT COUNTY, COLORADO, DISTRICT COURT 725 Bent Ave. Las Animas, CO 81054 Phone: 719-456-1353

PCY Holdings, LLC, a Colorado limited liability company,
Plaintiff,

vs.

High Plains A & M, L.L.C., a Nevada Limited Liability Company; Community Banks of Colorado, a division of NBH Bank, N.A.; Bent County Public Trustee, Peggy Fritz; Pure Cycle Corporation, a Colorado corporation; AND ALL UNKNOWN PERSONS WHO CLAIM ANY INTEREST IN THE SUBJECT MATTER OF THIS ACTION,
Defendants.

Thomas C. Bell, #17717
DAVIS GRAHAM & STUBBS LLP
1550 Seventeenth St., Suite 500
Denver, CO 80202
Telephone:                      (303) 892-9400
Facsimile:                      (303) 893-1379
E-mail:  tom.bell@dgslaw.com

Attorneys for Plaintiff, PCY Holdings, LLC

Robert J. Bruce, #_______________
1543 Champa St., Suite 400
Denver, CO 80202
Telephone:  _____________
Facsimile:  _______________
E-mail: _______________

Attorneys for Defendant High Plains A&M, L.L.C.

▲COURT USE ONLY▲ ___________________ Case No. 2014CV30019 Div. B
STIPULATION OF DISMISSAL WITH PREJUDICE OF DEFENDANT HIGH PLAINS A & M, L.L.C.

PCY Holdings, LLC (“PCY”) and High Plains A & M, L.L.C.  (“High Plains”) hereby stipulate to the dismissal with prejudice of all claims and counterclaims as between PCY and High Plains, pursuant to C.R.C.P., 41(a)(2).   PCY and High Plains shall bear their own attorney’s fees and costs relating to the prosecution and defense of the claims and counterclaims.

Nothing contained herein shall affect any claims against Community Banks of Colorado, a division of NBH Bank, N.A.

Respectfully submitted this ___ day of January, 2015.

/s/ Thomas C. Bell
Thomas C. Bell, #17717
DAVIS GRAHAM & STUBBS LLP
1550 Seventeenth St., Suite 500
Denver, CO 80202
Telephone:  (303) 892-9400
Facsimile:  (303) 893-1379
Tom.bell@dgslaw.com
Attorneys for Plaintiff PCY Holdings, LLC, a Colorado limited liability company
/s/ Robert J. Bruce Robert J. Bruce 1543 Champa St., Suite 400 Denver, CO 80202 Telephone: Facsimile: Attorneys for Defendant High Plains A&M, L.L.C.

CERTIFICATE OF SERVICE

I hereby certify that on January __, 2015, a true and correct copy of the above and foregoing STIPULATION OF DISMISSAL WITH PREJUDICE OF DEFENDANT HIGH PLAINS A & M, L.L.C. was filed and served via ICCES, on the following:

Perry Glantz
Stinson Leonard Street, LLP
6400 South Fiddlers Green Circle, Suite 1900
Greenwood Village, CO  80111

s/

Exhibit 6

Notice of Withdrawal of Lis Pendens

DISTRICT COURT, COUNTY OF BENT, COLORADO Court Address: 725 Bent Avenue Las Animas, CO 81054 Telephone: (719) 456-1353

Plaintiffs: HIGH PLAINS A&M, LLC, a Colorado limited liability company

vs.

Defendants:Peggy Fritz, as the Public Trustee for the County of Bent, Colorado; PCY Holdings, LLC, a Colorado limited liability company.

Attorneys for Plaintiff:
Daniel D. Williams (#38445)
Bradford E. Dempsey (#30160)
Brandan K. Oliver (#42860)
FAEGRE BAKER DANIELS LLP
1700 Lincoln St., Suite 3200
Denver, CO 80203
Phone No.: (303) 607-3500
Fax No.: (303) 607-3600
Email:dan.williams@faegrebd.com
brad.dempsey@faegrebd.com
brandan.oliver@faegrebd.com

▲COURT USE ONLY▲ ___________________ Case No.: 13CV030041 Division: B
RELEASE OF LIS PENDENS

High Plains hereby releases the “Lis Pendens” it caused to be recorded with the Bent County, Colorado Clerk and Recorder on September 16, 2013, at Reception No. 20131550.  A copy of the Lis Pendens that is released is attached hereto as Exhibit 1.

The Lis Pendens is being released because the lawsuit referenced therein has been dismissed with prejudice.

Dated: January__, 2015.
FAEGRE BAKER DANIELS LLP

s/ Daniel D. Williams
Daniel D. Williams
ATTORNEY FOR PLAINTIFF

HIGH PLAINS A&M, LLC

By: __________________________________
Title _________________________________

Exhibit 7

Form of Mineral Deed

Recording requested by,
and when recorded mail to:

Davis Graham & Stubbs, LLP
1550 17th Street Suite 500
Denver, Colorado 80202
Attn:  Wanda Abel

MINERAL DEED

HIGH PLAINS A&M, LLC, a Colorado limited liability company f/k/a Bayou Land Co., a Colorado limited liability company, successor by merger to High Plains A&M, LLC, a Nevada limited liability company, Magro, L.L.C., a Louisiana limited liability company, and 136th and Colorado, L.L.C., a Louisiana limited liability company a/k/a 136th and Colorado, L.L.C. d/b/a High Plains/1031, L.L.C., whose street address is 812 Gravier St., Ste. 360, New Orleans, LA 70012 (“Grantor”), for and in consideration of the sum of Ten Dollars and NO/100ths ($10.00) and other good and valuable consideration, in hand paid, hereby sells and conveys to PURE CYCLE CORPORATION, a Colorado corporation, whose street address is 34501 Quincy Avenue, Bldg. 34, Box 10, Watkins, CO 80137 (“Grantee”), all of Grantor’s right, title and interest, if any, in and to any and all oil and oil rights, gas and gas rights, other hydrocarbon substances, and all other minerals and mineral rights on, under or appurtenant to the following real property (the “Property”):

as more fully described on Exhibit A attached hereto and incorporated herein

TO HAVE AND HOLD the same, together with all appurtenances thereto, forever and warrants the title to the same against all persons claiming by, through or under Grantor, subject to property taxes and assessments for the current year and all subsequent years.

Effective as of the ____ day of February, 2015.

High Plains A&M, LLC, a Colorado limited liability company f/k/a Bayou Land Co., a Colorado limited liability company, successor by merger to High Plains A&M, LLC, a Nevada limited liability company, Magro, L.L.C., a Louisiana limited liability company, and 136th and Colorado, L.L.C., a Louisiana limited liability company a/k/a 136th and Colorado, L.L.C. d/b/a High Plains/1031, L.L.C.

By:  ____________________________
H. Hunter White, III, Manager

STATE OF _____________	)
) ss.
COUNTY OF ___________	)

The foregoing instrument was acknowledged before me this ___ day of January, 2015, by H. Hunter White, III, as Manager of High Plains A&M, LLC, a Colorado limited liability company f/k/a Bayou Land Co., a Colorado limited liability company, successor by merger to High Plains A&M, LLC, a Nevada limited liability company, Magro, L.L.C., a Louisiana limited liability company, and 136th and Colorado, L.L.C., a Louisiana limited liability company a/k/a 136th and Colorado, L.L.C. d/b/a High Plains/1031, L.L.C.

Witness my hand and official seal.

My commission expires:________________

______________________________
Notary Public

Exhibit A

Legal Description

Exhibit 8

Form of Water Deed

Recording requested by,
and when recorded mail to:

Davis Graham & Stubbs, LLP
1550 17th Street Suite 500
Denver, Colorado 80202
Attn:  Wanda Abel

SPECIAL WARRANTY DEED

HIGH PLAINS A&M, LLC, a Colorado limited liability company f/k/a Bayou Land Co., a Colorado limited liability company, successor by merger to High Plains A&M, LLC, a Nevada limited liability company, Magro, L.L.C., a Louisiana limited liability company, and 136th and Colorado, L.L.C., a Louisiana limited liability company a/k/a 136th and Colorado, L.L.C. d/b/a High Plains/1031, L.L.C., whose street address is 812 Gravier Street, Suite 360, New Orleans, Louisiana 70112 (“Grantor”), for and in consideration of the sum of Ten Dollars and NO/100ths ($10.00) and other good and valuable consideration, in hand paid, hereby sells and conveys to PURE CYCLE CORPORATION, a Colorado corporation, and successor by merger to Pure Cycle Corporation, a Delaware corporation, whose street address is 34501 Quincy Avenue, Bldg. 34, Box 10, Watkins, CO 80137 (“Grantee”), the following real property in the County of «County_Name», State of Colorado, to wit:

«Number_of_Shares» shares of The Fort Lyon Canal Company evidenced as of the effective date by Certificate Number(s) «Certificate_Numbers» and all other water and water rights appurtenant to the real property described on Exhibit A attached hereto and incorporated herein, including, but not limited to, tributary, not non-tributary, non-tributary water and water rights,

TO HAVE AND HOLD the same, together with all appurtenances thereto, forever and warrants the title to the same against all persons claiming by, through or under Grantor, subject to assessments for the year 2006 and all subsequent years.

The effective date of this Special Warranty Deed shall be August 31, 2006.

Signed this _____ day of January, 2015

High Plains A&M, LLC, a Colorado limited liability company f/k/a Bayou Land Co., a Colorado limited liability company, successor by merger to High Plains A&M, LLC, a Nevada limited liability company, Magro, L.L.C., a Louisiana limited liability company, and 136th and Colorado, L.L.C., a Louisiana limited liability company a/k/a 136th and Colorado, L.L.C. d/b/a High Plains/1031, L.L.C.

By: ____________________________
          H. Hunter White, III, Manager

STATE OF _____________	)
) ss.
COUNTY OF ___________	)

The foregoing instrument was acknowledged before me this ___ day of January, 2015, by H. Hunter White, III, as Manager of High Plains A&M, LLC, a Colorado limited liability company f/k/a Bayou Land Co., a Colorado limited liability company, successor by merger to High Plains A&M, LLC, a Nevada limited liability company, Magro, L.L.C., a Louisiana limited liability company, and 136th and Colorado, L.L.C., a Louisiana limited liability company a/k/a 136th and Colorado, L.L.C. d/b/a High Plains/1031, L.L.C.

Witness my hand and official seal.

My commission expires:________________

______________________________
Notary Public

Exhibit A

Legal Description

Exhibit 9

LOAN DOCUMENTS*

1.	A Promissory Note, made by Magro, L.L.C., a Louisiana limited liability company (the “Borrower”), in the original principal amount of $124,814.80 (the “Note”).

2.	A Deed of Trust recorded in the official records of Bent County, Colorado on December 31, 2002, at Reception No. 20021850 (the “Farm 37 Deed of Trust”).

* Unless otherwise stated, all Loan Documents are dated November 6, 2002.

Exhibit 10

Davis Graham & Stubbs LLP
Attn:  Wanda J. Abel, Esq.
1550 17th Street, Suite 500
Denver, CO 80202

Dear Ladies and Gentlemen:

The undersigned (“Shareholder”) hereby requests that the restrictive legend be removed from 750,000 shares of the Common Stock (the “Shares”) of Pure Cycle Corporation (the “Company”) pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended.  In connection with this request, the undersigned hereby represents and warrants that:

1.	Shareholder is not, and has not during the preceding three (3) months been, an “affiliate” of the Company as that term is defined in paragraph (a)(1) of Rule 144.

2.	The Shares are “restricted stock” as that term is defined in paragraph (a)(3) of Rule 144.

3.	Shareholder acquired the Shares by purchase from the Company, and Shareholder fully paid for the Shares on 8/31/2006.

4.	Shareholder is not aware of any circumstances indicating that Shareholder is an underwriter with respect to the Shares or that the Shares are to be part of a distribution of securities of the Company.

The undersigned is familiar with Rule 144 of the Securities and Exchange Commission and agrees that you, the Company and the Company’s transfer agent may rely upon the above representations and warranties as though this letter had been addressed to each of them in executing this request.

Very truly yours,

High Plains A&M, LLC

By:   __________________________________
H. Hunter White, III, Manager

812 Gravier Street, Suite 360
New Orleans, Louisiana  70112

______________________________
(Telephone)